UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2015

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 South Hope Street, 25th Floor Los Angeles, California	90071
(Address of Principal Executive Offices)	(Zip Code)

(213) 613-3333

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 1.01	Entry into a Material Definitive Agreement

On March 31, 2015, CBRE, Inc., a subsidiary of the Company, entered into a Stock and Asset Purchase Agreement (the “Purchase Agreement”) with Johnson Controls, Inc. (“JCI”) to acquire the Global WorkPlace Solutions (“GWS”) business of JCI. GWS is a market-leading provider of Integrated Facilities Management solutions for major occupiers of commercial real estate and has significant operations around the world. The purchase price is $1.475 billion, payable in cash, with customary adjustments for working capital and other items. The closing of the transaction is subject to receipt of customary regulatory approvals and satisfaction of other customary closing conditions. The transaction is expected to close in the late third quarter or early fourth quarter of 2015.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Purchase Agreement has been included as an exhibit to this Current Report on Form 8-K to provide investors and stockholders with information regarding its terms. The Purchase Agreement is not intended to provide any other factual information about the Company or GWS. The Purchase Agreement contains representations and warranties that the parties to the Purchase Agreement made to each other (and solely for the benefit of each other). The assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Purchase Agreement. Accordingly, investors and stockholders should not rely on such representations and warranties as characterizations of the complete state of facts or circumstances, as they were only made as of the date of the Purchase Agreement and are modified in important respects by the underlying disclosure schedules. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Purchase Agreement, and subsequent information may not be fully reflected in the Company’s public disclosures.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The exhibits listed below are being filed with this Current Report on Form 8-K:

Exhibit No.	Description

2.1	Stock and Asset Purchase Agreement, dated as of March 31, 2015, by and between CBRE, Inc. and Johnson Controls, Inc.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve risks and uncertainties, including, but not limited to, the expected closing date of the acquisition of GWS, as well as other risks and uncertainties discussed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”). These statements should be considered as estimates only, and actual results may differ materially from these statements. Any forward-looking statements speak only as of the date of this Current Report on Form 8-K and, except to the extent required by applicable securities laws, the Company expressly disclaims any obligation to update or revise any of them to reflect actual results, any changes in expectations or any change in events. If the Company does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements. For additional information concerning risks, uncertainties and other factors that may cause actual results to differ from those anticipated in the forward-looking statements, and risks to the Company’s business in general, please refer to the Company’s SEC filings, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2015	CBRE GROUP, INC.

	By:	/s/ GIL BOROK
Gil Borok
Deputy Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Stock and Asset Purchase Agreement, dated as of March 31, 2015, by and between CBRE, Inc. and Johnson Controls, Inc.